TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED MAY 31, 2009

IN RE:

:

09-11235 (JVA); 09-11236;

09-11237;

 09-11238;

:

09-11239;

 09-11241;

CASE NO.:

09-11244

:

Chapter 11

Judge:

J. Vincent Aug, Jr.

Milacron Inc., a Delaware corporation,

:

et, al.

Debtor

As debtor in possession, I affirm:

1.

That I have reviewed the financial statements attached hereto, consisting of:

___X___

Operating Statement

(Form 2)

___X___

Balance Sheet

(Form 3)

___X___

Summary of Operations

(Form 4)

___X___

Monthly Cash Statement

(Form 5)

___X___

Statement of Compensation

(Form 6)

___X___

Schedule of In-Force Insurance

(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.

That the insurance, including workers’ compensation and unemployment insurance, as described in

Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach a written explanation)

YES ___X___

NO ___ ___

3.

That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and

Reporting Requirements For Chapter 11 cases are current.

(If not, attach a written explanation)

YES ___X___

NO ___ ___

4.

No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

YES ___X___

NO ___ ___

5.

All United States Trustee Quarterly fees have been paid and are current.

YES ___X___

NO ___ ___

6.

Have you filed your prepetition tax returns.

(If not, attach a written explanation)

YES ____ ___

NO ___X __

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

  /s/ John C. Francy

Dated

    6/22/09

Debtor in Possession

V.P.-Finance,

513-536-2000

       Title

       Phone

Treasurer &

CFO

Form 1

Transmittal of Financial Reports and

Certification of Compliance with

United States Trustee Operating Requirements for

The Period Ended

May 31, 2009

IN RE:

Milacron Inc., a Delaware corporation, et, al.

CASE NO:

09-11235 (JVA)

09-11236

09-11237

09-11238

09-11239

09-11241

09-11244

Chapter 11 Judge:

J. Vincent Aug, Jr.

Form 1, Item 6:

Written explanation of unfiled prepetition tax returns:

The company has yet to file its 2008 Federal and State Income Tax Returns.  The returns will be filed within the extended due dates.

Form 1 (Attachment for Item 6)

OPERATING STATEMENT (P&L)
Period Ending May 31, 2009

	Case No: 09-11235 (JVA)

		Total Since Filing on March 10, 2009
	Period Ending May 31, 2009

Total Sales	18,333,000	59,542,000
Cost of Sales	16,071,000	54,217,000

Gross Profit	2,262,000	5,325,000

Selling, General and Administrative Expenses:
Salaries and Wages	1,366,000	3,726,000
Fringes/Employee Benefits	496,000	1,142,000
Travel and Entertainment	191,000	539,000
Advertising	140,000	358,000
Professional Services	623,000	1,120,000
Commissions	289,000	805,000
Dealer's Discount	166,000	634,000
Other	1,090,000	2,404,000
Total Expenses	4,361,000	10,728,000

Net Operating Profit/(Loss)	(2,099,000)	(5,403,000)

Add: Non-Operating Income
Interest Income	7,000	21,000
Intercompany Service Credit	132,000	404,000
Total Non-Operating Income	139,000	425,000

Less: Non-Operating Expenses
Bankruptcy Professional Fees, Estate	1,886,000	5,087,000
Bankruptcy Professional Fees, Lenders	1,465,000	4,553,000
Bankruptcy Costs - Other	56,000	190,000
Investment Loss in Subsidiaries	2,052,000	7,524,000
Financing Costs	63,000	2,834,000
(Gain)/Loss on Currency Transactions	167,000	206,000
Intercompany Interest Expense	3,000	297,000
Interest Expense	1,129,000	2,996,000
Other	(70,000)	322,000
Total Non-Operating Expenses	6,751,000	24,009,000

Income Tax Expense (Income)	(181,000)	(434,000)
Net Income/(Loss)	(8,530,000)	(28,553,000)

Form 2

BALANCE SHEET Period Ending May 31, 2009
		Case No: 09-11235 (JVA)

	May 31, 2009	April 30, 2009	At Filing
ASSETS:
Cash and Cash Equivalents	5,411,000	4,928,000	6,581,000
Notes and Accounts Receivable, Net	30,316,000	30,956,000	32,541,000
Insider Receivables	-	-	-
Inventory	83,073,000	83,240,000	92,115,000
Deferred Income Taxes Net of Valuation Allowances	1,473,000	1,407,000	1,362,000
Other Assets	16,499,000	15,437,000	8,665,000
Property, Plant and Equipment	190,005,000	189,270,000	189,079,000
Accumulated Depreciation	(147,305,000)	(146,152,000)	(144,959,000)
Goodwill	53,190,000	52,671,000	52,582,000
Deferred Financing Costs	4,668,000	4,851,000	5,152,000
Investments in Subsidiaries	295,602,000	285,810,000	288,027,000
Advances to Subsidiaries	1,826,000	5,079,000	4,589,000
TOTAL ASSETS	534,758,000	527,497,000	535,734,000

LIABILITIES:
Post-Petition Liabilities:
Trade Accounts Payable	13,820,000	13,385,000	-
Advance Billings and Deposits	4,495,000	3,206,000	-
Accrued Salaries, Wages and Other Compensation	4,138,000	4,006,000	-
Accrued Interest	591,000	536,000	-
Intercompany Payable	1,609,000	3,003,000	-
Advances from Affiliates	-	-	-
Accrued Liabilities	6,712,000	6,016,000	-
Debtor-in-Possession Financing	69,448,000	55,494,000	-
Total Post-Petition Liabilities	100,813,000	85,646,000	-

Secured Prepetition Liabilities:
Short-Term Borrowings	-	-	39,532,000
Long-Term Debt	203,049,000	208,101,000	227,483,000
Total Secured Liabilities	203,049,000	208,101,000	267,015,000

Prepetition Liabilities Subject to Compromise:
Trade Accounts Payable	32,594,000	35,359,000	36,595,000
Advance Billings and Deposits	4,433,000	4,897,000	12,010,000
Accrued Salaries, Wages and Other Compensation	6,201,000	6,532,000	8,864,000
Accrued Interest	7,380,000	7,557,000	8,220,000
Intercompany Payable	115,607,000	115,793,000	120,980,000
Advances from Affiliates	66,318,000	64,822,000	64,004,000
Accrued Liabilities	280,855,000	281,025,000	283,555,000
Total Prepetition Liabilities	513,388,000	515,985,000	534,228,000

Equity:
Preferred Stock	6,005,000	6,005,000	6,005,000
Common Stock	60,000	60,000	60,000
Paid In Capital	480,395,000	480,151,000	479,727,000
Retained Deficit - Pre-Petition	(537,129,000)	(537,129,000)	(537,129,000)
Retained Deficit - Post-Petition	(30,476,000)	(21,239,000)	-
Accumulated Other Comprehensive Loss	(201,347,000)	(210,083,000)	(214,172,000)
Total Equity	(282,492,000)	(282,235,000)	(265,509,000)

Total Liabilities and Equity	534,758,000	527,497,000	535,734,000

Form 3

SUMMARY OF OPERATIONS Period Ended: May 31, 2009

			Case No: 09-11235 (JVA)

	Schedule of Postpetition Taxes Payable
	Beginning April 30, 2009 Balance	Accrued / Withheld	Payments / Deposits	Ending May 31, 2009 Balance

Employer Payroll Taxes and Employee Payroll Taxes Withheld	$ 794,000	$ 327,000	$ 369,000	$ 752,000

Sales, Use & Excise Taxes:	152,000	(74,000)	19,000	59,000

Property Taxes:	103,000	39,000	9,000	133,000

Workers' Compensation	28,000	14,000	-	42,000

TOTALS:	$1,077,000	$ 306,000	$ 397,000	$ 986,000

AGING OF ACCOUNTS RECEIVABLE AND POSTPETITION ACCOUNTS PAYABLE

	Days Past Due
Days in Age	Current	1-30	31-60	Over 60

Post Petition Accounts Payable	$ 13,585,900	$ 226,000	$ 8,100	$ -
Accounts Receivable	$ 17,093,000	$ 7,485,000	$ 3,114,000	$ 4,014,000

Components of Balance Sheet Notes and Accounts Receivable
Customer Receivables	$ 31,706,000	(See aging above.)
Notes Receivable	2,126,000
Allowance for Doubtful Accounts	(3,516,000)
Notes and Accounts Receivable	$ 30,316,000

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account,

to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

* Post Petition Accounts Payable over 30 days consist of 1 service provider whose contract is in negotiation from a dispute.  This balance was paid in June.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization

* None

Form 4

MONTHLY CASH STATEMENT
Period Ending May 31, 2009

Cash Activity Analysis (Cash Basis Only):				Case No:	09-11235 (JVA)

			Milacron
		Milacron	Plastics		Cimcool		Milacron
		Marketing	Technologies	D-M-E	Industrial	Milacron	Capital
	Milacron Inc.	Company	Group, Inc.	Company Inc.	Products Inc.	Canada Ltd.	Holdings B.V.

A. Beginning Balance	292,228	2,213,569	11,969	264,534	99,995	1,956,859	22,326

B. Receipts	316,037,242	17,996,714	923,241	284,622	443,709	1,338,774	11,326

C. Balance Available	316,329,469	20,210,283	935,210	549,156	543,704	3,295,633	33,652

D. Less Disbursements	(315,432,477)	(18,492,757)	(923,256)	(113,076)	(457,948)	(1,260,147)	-

E. Currency Translation Adjustment	-	-	-	-	-	144,464	-

F. Ending Balance	896,992	1,717,526	11,954	436,080	85,756	2,179,950	33,652

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1. Deposit Name & Location	Deutsche Bank, 60 Wall Street 25th Floor, New York, NY, 10005
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH, 45263
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH, 45263
2. Account Number (last 4 digits only)

1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Deutsche Bank, 60 Wall Street 25th Floor, New York, NY, 10005
2. Account Number (last 4 digits only)

Form 5

1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	JP MorganChase, 1675 Chickasaw Drive, London, OH, 43140
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH, 45263
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Citizens Bank, 328 S. Saginaw Street, Flint, MI, 48502
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Citizens Bank, 328 S. Saginaw Street, Flint, MI, 48502
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Citizens Bank, 328 S. Saginaw Street, Flint, MI, 48502
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Bank of America N.A., 1075 Main Street, 3rd Floor, Waltham, MA, 02451
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

Form 5

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Bank of Nova Scotia, 4519 Dundas Street, Burlington, ON, L7M5B4
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Bank of Nova Scotia, 4519 Dundas Street, Burlington, ON, L7M5B4
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Royal Bank of Canada, 6205 Airport Road, Mississauga, ON, L4V1E1
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Royal Bank of Canada, 6205 Airport Road, Mississauga, ON, L4V1E1
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Royal Bank of Canada, 245 Ouellette Avenue, Windsor, ON, N9A7J2
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Royal Bank of Canada, 245 Ouellette Avenue, Windsor, ON, N9A7J2
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Scotiabank, 101 Main Street, Markham, ON, L3P1X9
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Scotiabank, 101 Main Street, Markham, ON, L3P1X9
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Scotiabank, 101 Main Street, Markham, ON, L3P1X9
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Scotiabank, 101 Main Street, Markham, ON, L3P1X9
2. Account Number (last 4 digits only)

1. Deposit Name & Location	TD Canada Trust, 2038 Kipling Avenue, Rexale, ON, M9W4K1
2. Account Number (last 4 digits only)

Form 5

1. Deposit Name & Location	TD Canada Trust, 2038 Kipling Avenue, Rexale, ON, M9W4K1
2. Account Number (last 4 digits only)

1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

For bank statements, please reference http://www.kccllc.net/.

CASH REPORT
(BASED UPON A CONSOLIDATED ACCOUNTING OF ALL D-I-P ACCOUNTS)

Case Name: Milacron Inc.

Case Number: 09-11235(JVA)

Month and Year: May 2009

Beginning Cash Balance (i.e. ending balance from previous report)	$ 4,861,481

Add: All receipts for the month. Do not include transfers between accounts.	$ 337,035,628	*

Deduct: All disbursements for the month. Do not include transfers between accounts.	$(336,679,661)	*

Currency Translation Adjustment	$ 144,464

Net cash flow	$ 500,431

Ending cash balance (i.e. next month's beginning cash balance)	$ 5,361,912

* Amounts include transfers between accounts.

REPORT OF UNPAID DELINQUENT POST PETITION TAXES

List all unpaid tax obligations which have accrued after the date of the filing of the Chapter 11 petition obligations which are now due and owing (i.e. delinquent), but have, in fact, not been timely paid.
Do not list any preparation tax obligations.

NONE.

Form 5A

MONTHLY STATEMENT OF INSIDER COMPENSATION / PAYMENTS
Period Ending: May 31, 2009

				Case No:	09-11235

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.
Attach additional pages if necessary.

Name:	David E. Lawrence		Capacity:		Shareholder
				X	Officer
					Director
					Insider

Detailed Description of Duties:		President & CEO

Current Compensation Paid:		Weekly	or	Monthly

				37,500.00

Current Benefits Paid:

	Health Insurance (company cost)			578.97

	Dental (company cost)			12.40

	LTD			28.67

	Life Insurance			900.00

	Retirement

	Company Vehicle			400.00

	Entertainment

	Travel			3,126.86

	Other Benefits

	Total Benefits	0		5,046.90

Current Other Payments Paid:		Weekly	or	Monthly

	Rent Paid

	Loans

	Medical Expense Reimbursement Plan			3,084.61

	Other (Describe)

	Other (Describe)

	Total Other Payments	0		3,084.61

CURRENT TOTAL OF ALL PAYMENTS		Weekly	or	Monthly

		0		45,631.51

		/s/ David E. Lawrence
		Principal, Officer, Director, or Insider
Dated:	June 4, 2009

MONTHLY STATEMENT OF INSIDER COMPENSATION / PAYMENTS
Period Ending: May 31, 2009

				Case No:	09-11235

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.
Attach additional pages if necessary.

Name:	Hugh C. O'Donnell		Capacity:		Shareholder
				X	Officer
					Director
					Insider

Detailed Description of Duties:		Sr. Vice President, General Counsel & Secretary

Current Compensation Paid:		Weekly	or	Monthly

				23,280.00

Current Benefits Paid:

	Health Insurance (company cost)			578.97

	Dental (company cost)			12.40

	LTD 60%			28.67

	Life Insurance			0.00

	Retirement

	Company Vehicle			400.00

	Entertainment

	Travel			20.00

	Other Benefits

	Total Benefits			1,040.04

Current Other Payments Paid:		Weekly	or	Monthly

	Rent Paid

	Loans

	Medical Expense Reimbursement Plan			1,382.39

	Other (Describe)

	Other (Describe)

	Total Other Payments			1,382.39

CURRENT TOTAL OF ALL PAYMENTS		Weekly	or	Monthly

				25,702.43

		/s/ Hugh C. O'Donnell
		Principal, Officer, Director, or Insider
Dated:	June 5, 2009

MONTHLY STATEMENT OF INSIDER COMPENSATION / PAYMENTS
Period Ending: May 31, 2009
				Case No:	09-11235

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.
Attach additional pages if necessary.

Name:	Ross A. Anderson		Capacity:		Shareholder
				X	Officer
					Director
					Insider

Detailed Description of Duties:		Vice President & President Machinery Technologies NA

Current Compensation Paid:		Weekly	or	Monthly

				25,670.00
Current Benefits Paid:

	Health Insurance (company cost)			579.97

	Dental (company cost)			12.40

	LTD 60%			28.67

	Life Insurance			618.00

	Retirement

	Company Vehicle			400.00

	Entertainment

	Travel

	Other Benefits

	Total Benefits			1,639.04

Current Other Payments Paid:		Weekly	or	Monthly

	Rent Paid

	Loans

	Medical Expense Reimbursement Plan

	Other (Describe)

	Other (Describe)

	Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS		Weekly	or	Monthly

				27,309.04

		/s/ Ross A. Anderson
		Principal, Officer, Director, or Insider
Dated:	June 4, 2009